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                                                                  EXHIBIT 10.2.4


                            NOTE SEVERANCE AGREEMENT


                  THIS NOTE SEVERANCE AGREEMENT made as of this 31st day of March, 2003, between MERRILL LYNCH MORTGAGE LENDING, INC., having an address at 4 World Financial Center, New York, New York 10080 ("LENDER"), and the undersigned, each having an address c/o Lodgian, Inc., 3445 Peachtree Road, NE, Suite 700, Atlanta, Georgia 30326, jointly and severally (each, a "BORROWER", and collectively, "BORROWERS").

                                   WITNESSETH:

                  WHEREAS, Lender is now the lawful owner and holder of those certain Mortgages/Deeds of Trust/Deeds to Secure Debt, Assignments of Leases and Rents and Security Agreements dated as of November 25, 2002 (as amended, modified or restated from time to time, collectively, the "ORIGINAL MORTGAGE") executed by the Borrower named therein as more particularly described in Exhibit A attached hereto, which Original Mortgage is a valid first lien encumbering such Borrower's fee simple or leasehold interest in and to certain real property as described therein and the buildings and improvements now or hereafter located thereon (the "PREMISES");

                  WHEREAS, the Original Mortgage secures an original principal sum of $224,036,325, together with interest and all other sums due thereon, evidenced by that certain promissory note in the original principal sum of $224,036,325 made by Borrowers, as makers, to Lender, as payee, dated as of November 25, 2002 (the "ORIGINAL NOTE");

                  WHEREAS, Borrowers are the owners of the Premises; and

                  WHEREAS, Lender and Borrowers have agreed to modify the Original Note and sever the indebtedness evidenced thereby into two separate and distinct debts and to execute replacement notes pursuant to said severance to evidence and secure such debts, as so severed.

                  NOW, THEREFORE, in consideration of the mutual agreements herein expressed, the parties hereto covenant and agree as follows:

                  1. The Original Note evidences a principal indebtedness in the amount of $224,036,325 with interest thereon, without, to Borrower's Knowledge, defense, offset or counterclaim of any kind. Borrowers and Lender hereby agree that the current outstanding principal balance of the Original Note is $223,666,275. From and after the date hereof the outstanding principal indebtedness shall be, and hereby is, severed into two separate and distinct portions as follows:

                           (a)      a principal indebtedness of $218,127,000;
                                    and

                           (b)      a principal indebtedness of $5,539,275.

                  2. In order to evidence the severance of the principal indebtedness, Borrowers have executed and delivered to Lender two replacement notes in substitution for the Original Note in the respective amounts of $218,127,000 ("AMENDED AND RESTATED PROMISSORY



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NOTE A"), and $5,539,275 ("PROMISSORY NOTE B") which amounts constitute, in the aggregate, the same principal indebtedness evidenced by the Original Note and outstanding thereunder as of the date hereof, and which Amended and Restated Promissory Note A and Promissory Note B do not create or evidence any new or further indebtedness.

                  3. Nothing contained in this Agreement or in Amended and Restated Promissory Note or Promissory Note B shall or shall be deemed to (a) be construed as a substitution or novation of the indebtedness, or otherwise extinguish the indebtedness, evidenced by the Original Note or (b) extinguish or release the lien of the Original Mortgage.

                  4. The terms of this Agreement constitute the entire understanding and agreement of the parties hereto and supersede all prior agreements, understandings and negotiations between Borrowers and Lender with respect to the matters herein set forth. This Agreement, and any provisions hereof, may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act on the part of Borrowers or Lender, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

                  5. This Agreement may be executed in any number of duplicate originals and each such duplicate original shall be deemed to constitute but one and the same instrument. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Agreement by signing any such counterpart.

                  6. THIS AGREEMENT WAS NEGOTIATED IN NEW YORK, AND MADE BETWEEN BORROWERS AND LENDER IN THE STATE OF NEW YORK, WHICH STATE THE PARTIES AGREE HAS A SUBSTANTIAL RELATIONSHIP TO THE PARTIES AND TO THE UNDERLYING TRANSACTION EMBODIED HEREBY, AND IN ALL RESPECTS, INCLUDING, WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE. THIS AGREEMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE AND ANY APPLICABLE LAW OF THE UNITED STATES OF AMERICA.

                  7. Lender and Borrowers shall execute and deliver all such assurances, confirmations and assignments in connection with this Agreement as either party shall from time to time reasonably require.

                        [NO ADDITIONAL TEXT ON THIS PAGE]


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                  IN WITNESS WHEREOF, the parties hereto have executed this
Agreement on the day and year first above written.


               BORROWERS:


               ALBANY HOTEL, INC., a Florida corporation,

               APICO HILLS, INC., a Pennsylvania corporation,

               APICO INNS OF GREEN TREE, INC., a Pennsylvania corporation,

               BRUNSWICK MOTEL ENTERPRISES, INC., a Georgia corporation,

               DOTHAN HOSPITALITY 3053, INC., an Alabama corporation,

               DOTHAN HOSPITALITY 3071, INC., an Alabama corporation,

               GADSDEN HOSPITALITY, INC., an Alabama corporation,

               LODGIAN AMI, INC., a Maryland corporation,

               MINNEAPOLIS MOTEL ENTERPRISES, INC., a Minnesota corporation,

               NH MOTEL ENTERPRISES, INC., a Michigan corporation,

               SERVICO AUSTIN, INC., a Texas corporation,

               SERVICO CEDAR RAPIDS, INC., an Iowa corporation,

               SERVICO COLUMBIA, INC., a Maryland corporation,


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               SERVICO GRAND ISLAND, INC., a New York corporation,

               SERVICO HOUSTON, INC., a Texas corporation,

               SERVICO JAMESTOWN, INC., a New York corporation,

               SERVICO LANSING, INC., a Michigan corporation,

               SERVICO MARKET CENTER, INC., a Texas corporation,

               SERVICO MARYLAND, INC., a Maryland corporation,

               SERVICO METAIRIE, INC., a Louisiana corporation,

               SERVICO NEW YORK, INC., a New York corporation,

               SERVICO NIAGARA FALLS, INC., a New York corporation,

               SERVICO NORTHWOODS, INC., a Florida corporation,

               SERVICO PENSACOLA 7200, INC., a Delaware corporation,

               SERVICO PENSACOLA 7330, INC., a Delaware corporation,

               SERVICO PENSACOLA, INC., a Delaware corporation,

               SERVICO ROLLING MEADOWS, INC., an Illinois corporation,

               SERVICO WINTER HAVEN, INC., a Florida corporation,


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               SHEFFIELD MOTEL ENTERPRISES, INC.,
                an Alabama corporation,

               IMPAC HOTELS I, L.L.C., a Georgia limited liability company, and

               LODGIAN MEMPHIS PROPERTY OWNER, LLC, a Delaware limited liability company

               By:  /s/ Daniel E. Ellis
                   -----------------------------------------------------
                     Name:  Daniel E. Ellis
                     Title: Vice President and Secretary or authorized
                            signatory of the above entities


               AMI OPERATING PARTNERS, L.P., a Delaware limited partnership

               By: AMIOP ACQUISITION GENERAL PARTNER SPE CORP., a Delaware corporation, its General Partner


                      By:   /s/ Daniel E. Ellis
                           ---------------------------------------------
                           Name: Daniel E. Ellis
                           Title: Vice President and Secretary

               DEDHAM LODGING ASSOCIATES I, LIMITED PARTNERSHIP, a Georgia limited partnership


               By: DEDHAM LODGING SPE, INC., a Delaware corporation, its General Partner



                      By:   /s/ Daniel E. Ellis
                           ---------------------------------------------
                           Name: Daniel E. Ellis
                           Title: Vice President and Secretary


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               LITTLE ROCK LODGING ASSOCIATES I, LIMITED PARTNERSHIP, a
               Georgia limited partnership


               By: LODGIAN LITTLE ROCK SPE, INC., a Delaware corporation, its General Partner

                      By:   /s/ Daniel E. Ellis
                           ---------------------------------------------
                           Name: Daniel E. Ellis
                           Title: Vice President and Secretary

               SERVICO CENTRE ASSOCIATES, LTD., a Florida limited partnership

               By: SERVICO PALM BEACH GENERAL PARTNER SPE, INC., a Delaware corporation, its General Partner

                      By:   /s/ Daniel E. Ellis
                           ---------------------------------------------
                           Name: Daniel E. Ellis
                           Title: Vice President and Secretary



               LENDER:

               MERRILL LYNCH MORTGAGE LENDING, INC., a Delaware corporation



               By: /s/ Steven Glassman
                  -----------------------------------------------------------
                    Name:  Steven Glassman
                    Title: Authorized Signatory


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